Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of January 8, 2010, is made by and among OccuLogix, Inc. (the “Company”), a Delaware corporation with executive offices located at 11025 Roselle Street, Suite 100, San Diego, CA, and the parties executing the Investor Signature Page attached hereto (each, an “Investor” and, collectively, the “Investors”).

BACKGROUND

A.             The Company has authorized the sale and issuance of up to a number of shares equal to the sum of (i) 3,321,919 shares and (ii) $2,000,000 divided by the Additional Closing Purchase Price (defined below) (the “Shares”), of the Company’s common stock, $0.001 par value per share (the “Common Stock”).

B.             On the terms and subject to the conditions set forth herein, each Investor hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company is willing to sell to such Investor, a number of Shares equal to the amount set forth below such Investor’s name on the Investor Signature Page (the “Subscription Amount”) divided by the applicable Purchase Price (as defined below).

C.             The proceeds from the sale of the Shares will be used for working capital and general corporate purposes.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

ARTICLE I
THE SHARES

1.1            Purchase and Sale of Shares; Closing.

(a)            Subject to all of the terms and conditions hereof, the Company hereby agrees to issue and sell to each of the Investors, and each of the Investors hereby confirms its irrevocable subscription for and offer to purchase, the number of the Shares equal to the Subscription Amount, divided by the applicable Purchase Price.  The obligation of the Investors to purchase the Shares are several and not joint.  The aggregate number of the Shares issued hereunder shall not exceed 14,285,714 (the “Maximum Share Amount”).

(b)            The Company may conduct up to two closings (each, a “Closing”) to effect the issuance of the Shares.  The initial Closing (the “Initial Closing”) shall take place on the date hereof.  If an additional Closing is required because the Company determines to seek Stockholder Approval (as defined below), then the Company shall conduct such additional Closing (the “Additional Closing”) on or about the third business day after Stockholder Approval is obtained or on such other date after Stockholder Approval is obtained as the Company and Marchant Securities Inc. (the “Canadian Placement Agent”), the placement agent for the Investors resident in Canada, may agree.

(c)            Prior to each Closing, each Investor (provided that such Investor is participating in such Closing) shall deliver its Subscription Amount into the trust account of the Company’s counsel, Wilson Sonsini Goodrich & Rosati, P.C. (the “Trust Account”) in accordance with the wire instructions attached hereto as Schedule C.

(d)            The per share purchase price of Shares, with respect to which an Investor has delivered its Subscription Amount prior to the Initial Closing Date, shall equal 80% of the volume weighted average price of the Company’s common stock on the NASDAQ Capital Market for the ten-trading day period immediately preceding the Initial Closing Date (the “Initial Closing Purchase Price”).  The per share purchase price of Shares, with respect to which an Investor will have delivered its Subscription Amount following the Initial Closing Date but prior to the Additional Closing Date, shall equal 80% of the volume weighted average price of the Company’s common stock on the NASDAQ Capital Market for the ten-trading day period immediately preceding the Additional Closing Date (the “Additional Closing Purchase Price”).  In this Agreement, “Purchase Price” means the Initial Closing Purchase Price or the Additional Closing Purchase Price, as applicable.

(e)            Each Investor acknowledges that the NASDAQ Capital Market rules impose a limit on the number of the Shares that the Company may issue without first obtaining Stockholder Approval (such number of Shares, the “Initial Closing Maximum”).  At the Initial Closing, the Company shall issue the Shares subscribed for by Investors which have submitted their Subscription Amount prior to the Initial Closing; provided, however that, if the aggregate number of such Shares would exceed the Initial Closing Maximum, then the number of Shares issued to each Investor at the Initial Closing shall be reduced on a pro rata basis, such that the aggregate number of the Shares actually issued at the Initial Closing (the “Initial Closing Shares”) equals the Initial Closing Maximum.  In that event, only an amount equal to the product of (i) the Initial Closing Purchase Price and (ii) the number of the Initial Closing Shares shall be released to the Company from the Trust Account.  The balance of the aggregate Subscription Amount shall remain in the Trust Account, and Shares subscribed for by the Investors in excess of the Initial Closing Maximum (the “Remaining Shares”) shall remain unissued; provided, however, that each of the Investors promptly shall be refunded its portion of the balance of the aggregate Subscription Amount remaining in the Trust Account (A) if, within ten days of the Initial Closing, the Company fails to initiate efforts to obtain Stockholder Approval or (B) if Stockholder Approval is not obtained at the first meeting of the Company’s stockholders called for that purpose.  Such refund, if any, will be made within three business days of the determination that such refund is required to be made pursuant to this Section 1.1(e).  At the Additional Closing, if any, the Remaining Shares shall be issued to the Investors and the balance of the aggregate Subscription Amount remaining in the Trust Account immediately following the Initial Closing shall be released to the Company.  For greater certainty, the Initial Closing Maximum shall take into account, and include, the number of shares of the Common Stock that will be required to be issued to the Canadian Placement Agent at the Initial Closing pursuant to the Agency Agreement (as defined below).

(f)             If the sum of (i) the number of the Initial Closing Shares and (ii) the number of the Remaining Shares is less than the Maximum Share Amount, then the Company may offer for sale (but shall not be obligated to do so), at the Additional Closing Purchase Price, additional Shares in a number not to exceed the difference between the Maximum Share Amount and such sum (the “Additional Shares”).  At or prior to the Additional Closing, if any, subscribers for the Additional Shares shall execute and deliver this Agreement as of the date hereof and shall be an Investor hereunder, with all of the rights and obligations of an Investor hereunder.  For greater certainty, in accordance with Section 1.1(c), prior to the Additional Closing, subscribers for the Additional Shares shall deliver the Subscription Amount for the Additional Shares into the Trust Account.  At the Additional Closing, the Additional Shares shall be issued and the aggregate Subscription Amount for the Additional Shares shall be released to the Company from the Trust Account.

(g)            The Company shall use commercially reasonable efforts to obtain Stockholder Approval as soon as practicable after the Initial Closing.  However, if the Company’s board of directors or duly appointed committee thereof (the “Board”), in good faith, determines that it shall not be commercially reasonable to do so (including by reason of the anticipated costs of doing so exceeding the anticipated proceeds of sale of the Remaining Shares and the Additional Shares), then the Company shall not be required to seek Stockholder Approval and the aggregate Subscription Amount then being held in the Trust Account shall be returned to the Investors promptly and, in any event, within three business days.

(h)            In the event that any of the Subscription Amount is refunded or returned to the Investors pursuant to this Section 1.1, each of the Investors will be entitled to receive its proportionate share of any interest that may have accrued in the Trust Account on the Subscription Amount being refunded or returned.  The Company’s good faith determination of each Investor’s entitlement to interest shall be final and binding.

(i)             The Company hereby grants to each Investor resident in the Provinces of Alberta, British Columbia and Québec contractual rights of action for a misrepresentation in the Time of Sale Information (as defined below) equivalent to those provided by statute to Investors resident in the Province of Ontario.

1.2            Authorization of Canadian Placement Agent.  Each of the Investors that is a resident of Canada hereby irrevocably authorizes the Canadian Placement Agent, in its discretion, to act as such Investor’s representative and hereby appoints the Canadian Placement Agent, with full power of substitution, as its true and lawful attorney with full power and authority in such Investor’s place and stead:

(a)            to receive certificates representing the Shares; to execute, in such Investor’s name and on its behalf, all closing receipts and documents; to complete and correct any errors or omissions in any form or document provided by such Investor, including this Agreement and any schedules and exhibits hereto, in connection with the subscription for the Shares; and to exercise any rights of termination contained in the agency agreement, by and between the Company and the Canadian Placement Agent, related to the offering contemplated hereby (the “Agency Agreement”);

(b)            to extend such time periods and to waive, in whole or in part, any representations, warranties, covenants or conditions for the Investors’ benefit contained in this Agreement, the Agency Agreement or any ancillary or related document; and

(c)            to determine, in its sole discretion, whether any condition precedent to Closing is satisfied; and

(d)            without limiting the generality of the foregoing, to negotiate, settle, execute, deliver and amend the Agency Agreement.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

2.1            Representations and Warranties of the Company.  The Company hereby represents and warrants to the Investors as follows:

(a)            Time of Sale Information.  The offering memorandum, dated as of November 11, 2009, related to this offering, including all of the documents and information incorporated by reference therein, and this Agreement (collectively, the “Time of Sale Information”), when taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)            Subsidiaries.  The Company has no subsidiaries other than those listed in Exhibit 21 to its Annual Report on Form 10-K for the year ended December 31, 2008.  Except as disclosed in the Time of Sale Information, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each subsidiary free and clear of any lien, and all the issued and outstanding shares of capital stock or comparable equity interest of each subsidiary are validly issued and are fully paid, non-assessable and free of pre-emptive and similar rights.

(c)            Organization and Qualification.  Each of the Company and its subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents, except, in the case of the subsidiaries, where the violation would not, individually or in the aggregate, have, or reasonably be expected to result in, a Material Adverse Effect (defined below).  For purposes of this Agreement, “Material Adverse Effect” means (i) a material adverse effect on the results of operations, assets, business or financial condition of the Company and its subsidiaries, taken as a whole on a consolidated basis, or (ii) material and adverse impairment of the Company’s ability to perform its obligations under this Agreement, provided that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (A) a change in the market price or trading volume of the shares of the Common Stock or (B) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a disproportionate effect on the Company and its subsidiaries, taken as a whole.  Each of the Company and its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(d)            Authorization; Enforcement.  With the exception of Stockholder Approval, if required, the Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.  The execution and delivery by the Company of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Board, and no further consent or action is required on the part of the Company, other than Stockholder Approval, if required.  This Agreement has been duly authorized, executed and delivered by the Company and constitutes valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies.

(e)            No Conflicts.  The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not, and will not, (i) conflict with or violate any provision of the Company’s or any subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or subsidiary debt or otherwise) or other understanding to which the Company or any subsidiary is a party or by which any property or asset of the Company or any subsidiary is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a subsidiary is subject (including, assuming the continued validity and accuracy of the representations and warranties of the Investors set forth in Section 2.2 hereof, U.S. federal and state securities laws and regulations, Canadian provincial securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, including all applicable trading markets), or by which any property or asset of the Company or a subsidiary is bound or affected, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect.

(f)             The Shares.  The Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens (other than those imposed by the Investors) and will not be subject to pre-emptive or similar rights of stockholders. Assuming the continued validity and accuracy of each Investor’s representations and warranties contained in Section 2.2 hereof, the offer and sale of the Shares to the Investors pursuant to this Agreement are exempt from the registration requirements of the Securities Act and from the prospectus and registration requirements of the securities acts or similar statutes of each of the provinces of Canada and all regulations, rules, policy statements, notices and blanket orders or rulings thereunder applicable to the Company or the Investor, as applicable (“Canadian Securities Laws”).

(g)            Capitalization.  The aggregate number of shares and type of all authorized, issued and outstanding classes of capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is described in all material respects in the Time of Sale Information.  All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance in all material respects with all applicable securities laws.  Except as disclosed in the Time of Sale Information and employee equity incentives, the Company did not have outstanding at September 30, 2009, any other options, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or entered into any agreement giving any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company or joint stock company (each a “Person”) any right to subscribe for or acquire, any shares of the Common Stock, options or convertible securities.  Except as disclosed in the Time of Sale Information, and except for customary adjustments as a result of stock dividends, stock splits, combinations of shares, reorganizations, recapitalizations, reclassifications or other similar events, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issuance and sale of the Shares will not obligate the Company to issue shares of the Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of securities to adjust the exercise, conversion, exchange or reset price under such securities.  To the knowledge of the Company, except as disclosed in the Time of Sale Information and any Schedules 13D or 13G filed with the United States Securities and Exchange Commission (the “SEC”) pursuant to Rule 13d-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by reporting persons, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock.

(h)            Since the date of the latest audited financial statements included within the Time of Sale Information, except as disclosed in the Time of Sale Information, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that would result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to generally accepted accounting principles in the United States (“GAAP”) or required to be disclosed in filings made with the SEC or pursuant to the requirements of Canadian Securities Laws, (iii) the Company has not altered its method of accounting or changed its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, in their capacities as such, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (except for repurchases by the Company of shares of capital stock held by employees, officers, directors or consultants pursuant to an option of the Company to repurchase such shares upon the termination of employment or services) and (v) the Company has not issued any equity securities to any officer, director or Affiliate (as defined below), except pursuant to existing Company stock-based plans.  For purposes of this Agreement, “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(i)             Absence of Litigation.  Except as disclosed in the Time of Sale Information, there is no action, suit, claim or proceeding, or, to the Company’s knowledge, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries that would be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect.

(j)             Compliance.  Except as set forth in the Time of Sale Information, neither the Company nor any subsidiary, except in each case as would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect, (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any subsidiary under), nor has the Company or any subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority.

(k)            Title to Assets.  The Company and its subsidiaries own no real property.  The Company and its subsidiaries have good title in all personal property owned by them that is material to the business of the Company and its subsidiaries, free and clear of all liens, except as disclosed in the Time of Sale Information and for liens that do not, individually or in the aggregate, have or result in a Material Adverse Effect.  Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and its subsidiaries are in material compliance.

(l)             No General Solicitation; No Directed Selling Efforts; Placement Agent’s Fees.  Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) or any directed selling efforts (within the meaning of Regulation S of the Securities Act) in connection with the offer and sale of the Shares to the Investors pursuant to this Agreement.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees or broker’s commission (other than for Persons engaged by any Investor or his, her or its investment advisor) relating to, or arising out of, the purchase and sale of the Shares pursuant to this Agreement.  The Company has engaged the Canadian Placement Agent as its exclusive placement agent in Canada in connection with the purchase and sale of the Shares pursuant to this Agreement.  Other than the Canadian Placement Agent, the Company has not engaged any placement agent or other agent in connection with the purchase and sale of the Shares pursuant to this Agreement.

(m)           Investment Company Act.  The Company is not, and will not be as a result of the application of the proceeds from sale of the Shares contemplated hereby, required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(n)            Patents and Trademarks.  The Company owns or possesses adequate rights or licenses to use, all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct its business as now conducted, other than as would not have or reasonably be expected to have a Material Adverse Effect.  None of the Company’s registered trademarks, copyright registrations or issued patents (collectively, “Registered Intellectual Property”) have expired or terminated, or are expected to expire or terminate within three years from the date of this Agreement, except such Registered Intellectual Property which, if expired or terminated, would not, individually or in the aggregate, have, or reasonably be expected to result in, a Material Adverse Effect.  Neither the Company nor any of its subsidiaries is the subject of any claim of infringement or misappropriation by the Company or any of its subsidiaries of Intellectual Property Rights of others.  Except as disclosed in the Time of Sale Information, there is no proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or its subsidiaries regarding their respective Intellectual Property Rights.

(o)            Insurance.  The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are deemed by the management of the Company to be prudent and customary in the businesses and locations in which the Company and its subsidiaries are engaged and located, respectively.

(p)            Regulatory Permits.  The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, provincial, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Time of Sale Information (“Material Permits”), except where the failure to possess such permits does not, individually or in the aggregate, have, or would not reasonably be expected to result in, a Material Adverse Effect, and neither the Company nor any subsidiary has received any written notice of proceedings relating to the revocation or modification of any Material Permit.

(q)            Internal Accounting Controls.  The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(r)             Sarbanes-Oxley Act.  The Company is in compliance in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder, except where such non-compliance would not have, individually or in the aggregate, a Material Adverse Effect.

(s)            Foreign Corrupt Practices.  Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(t)             Labor Matters.  Neither the Company nor any of its subsidiaries is a party to any collective bargaining agreement or employs any member of a union.  The Company and its subsidiaries are in compliance in all material respects with all applicable federal, state, provincial, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(u)            Tax Status.  The Company and each of its subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, except for any which the failure to make or file would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(v)            Public Disclosure Documents; Financial Statements.  The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, and under Canadian Securities Laws, for the 12 months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such Public Disclosure Documents (as defined below) prior to the expiration of any such extension.  Such reports required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, and under Canadian Securities Laws, together with any materials filed or furnished by the Company under the Exchange Act and Canadian Securities Laws, whether or not any such reports were required, are referred to herein, collectively, as the “Public Disclosure Documents”.  The Public Disclosure Documents filed by the Company, when they were filed with the SEC, conformed in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and Canadian Securities Laws, and none of the Public Disclosure Documents, when filed by the Company, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company (including the related notes thereto) included in the Public Disclosure Documents comply in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act, as applicable, and Canadian Securities Laws with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in conformity with GAAP, except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited financial statements, to normal, year-end audit adjustments.  The Company has filed all agreements or instruments required to be filed with the SEC under the Exchange Act pursuant to Item 601(b)(10) of Regulation S-K promulgated under the Securities Act or analogous provisions of Canadian Securities Laws.

2.2            Representations, Warranties and Acknowledgements of the Investors.  Each Investor, as to itself only and for no other Investor, hereby represents and warrants to, and agrees with, the Company as follows, and each Investor resident in Canada, as to itself only and for no other Investor, represents and warrants to and agrees with, the Canadian Placement Agent as follows:

(a)            Such Investor is resident in the jurisdiction set out on such Investor’s respective signature page of this Agreement.  Such address was not created and is not used solely for the purpose of acquiring Shares and such Investor was solicited to purchase in such jurisdiction.

(b)            If such Investor is not a person resident in Canada or the United States, the subscription for Shares by such Investor is being made pursuant to exemptions under, and does not contravene any of the, applicable securities legislation in the jurisdiction in which such Investor resides and does not give rise to any obligation of the Company to prepare and file a prospectus or similar document or to register the Shares or to be registered with or to file any report or notice with any governmental or regulatory authority  or to otherwise comply with any continuous disclosure obligations under the applicable securities legislation of the jurisdiction in which such Investor resides.

(c)            Such Investor is subscribing for Shares as principal for its own account and not for the benefit of any other Person (within the meaning of applicable Canadian Securities Laws, as defined below).  If it is subscribing as agent for a disclosed principal, it has disclosed the name of the disclosed principal on the Investor Signature Page of this Agreement and acknowledges that the Company may be required by law to disclose to certain Canadian regulatory authorities the identity of each disclosed principal for whom such Investor is acting.

(d)            In the case of a subscription for Shares by an Investor acting as trustee or agent for a fully managed account or as agent for a disclosed principal, such Investor is duly authorized to execute and deliver this Agreement and all other necessary documentation in connection with such subscription on behalf of the fully managed account or disclosed principal, as applicable and this Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of, the fully managed account or disclosed principal, as applicable.

(e)            In the case of a subscription for Shares by an Investor acting as principal, this Agreement (and all other documentation in connection with such subscription) has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, such Investor.  This Agreement is enforceable in accordance with its terms against such Investor.

(f)             If such Investor is a Canadian resident, (i) such Investor is not a U.S. Person (as defined by Rule 902 of Regulation S, promulgated the Securities Act) or subscribing for Shares for the account of a U.S. Person or for resale in the United States and such Investor confirms that the Shares have not been offered to such Investor in the United States and that this Agreement has not been signed in the United States, (ii) such Investor is acquiring the Shares in an offshore transaction, (iii) the purchase of the Shares is not part of a plan or scheme to evade the registration requirements of the Securities Act, (iv) such Investor may not engage in any hedging transactions with regard to the Shares unless in compliance with the Securities Act, (v)(A) if in the future such Investor decides to offer, resell, pledge or otherwise transfer any of the Shares, such Shares may be offered, resold, pledged or otherwise transferred only (1) in the United States to a person whom the seller reasonably believes is a qualified institutional buyer in a transaction meeting the requirements of Rule 144A, (2) outside the United States in a transaction complying with the provisions of Rule 904 of Regulation S, (3) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if available), or (4) pursuant to an effective registration statement under the Securities Act, in each of cases (1) through (4) in accordance with any applicable securities laws of any State of the United States, and that (B) such Investor will, and each subsequent holder is required to, notify any subsequent purchaser of the relevant security of the resale restrictions referred to in (A) above and the other restrictions described below and (vi) the Company reserves the right to request certifications, opinions of counsel or other evidence to establish compliance with the foregoing restrictions and other provisions of the Securities Act.

(g)            Such Investor has been advised to consult its own legal advisors with respect to the execution, delivery and performance by it of this Agreement and the transactions contemplated by this Agreement, including but not limited to, trading in the Shares and with respect to the resale restrictions imposed by the securities laws of the jurisdiction in which such Investor resides and other applicable securities laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by Canadian Securities Laws or other resale restrictions applicable to such securities which restrict the ability of such Investor (or others for whom it is contracting hereunder) to resell such securities, that such Investor (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and such Investor is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions and such Investor is aware that it (or beneficial persons for whom it is contracting hereunder) may not be able to resell such securities except in accordance with limited exemptions under the Canadian Securities Laws and other applicable securities laws, including those of the United States.

(h)            Such Investor is not purchasing Shares with knowledge of material information concerning the Company that has not been generally disclosed.

(i)             The subscription for Shares by such Investor has not been made through or as a result of, and the distribution of Shares to such Investor is not being accompanied by any advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation.

(j)             No Person has made any written or oral representations that (i) any Person will resell or repurchase the Shares, (ii) that any Person will refund all or any part of the Purchase Price (other than as contemplated explicitly in this Agreement) or (iii) as to the future price or value of the Common Stock.

(k)            The Shares will bear, as of the date of each Closing, legends substantially in the following form and with the necessary information inserted:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MAY 9, 2010.

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON TSX.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.  THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE. THE COMPANY IS REQUIRED HEREUNDER TO REFUSE TO REGISTER ANY TRANSFER OF THESE SECURITIES NOT MADE IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.”

(l)             The Company is relying on the representations, warranties and covenants contained herein and in the applicable schedules attached hereto to determine such Investor’s eligibility to subscribe for Shares under securities laws applicable in the United States and Canada.  Such Investor undertakes to immediately notify the Company of any change in any statement or other information relating to such Investor set forth in such applicable schedules which takes place prior to each Closing applicable to such Investor.

(m)           The funds representing the Purchase Price which will be advanced by such Investor to the Company hereunder, will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and such Investor acknowledges that the Company may in the future be required by law to disclose such Investor’s name and other information relating to this Agreement and such Investor’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA.  To the best of such Investor’s knowledge, (a) none of the Purchase Price to be provided by such Investor (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction, or (ii) is being tendered on behalf of a Person who has not been identified to such Investor, and (b) it shall promptly notify the Company if such Investor discovers that any of such representations ceases to be true, and provide the Company with appropriate information in connection therewith.

(n)            Such Investor acknowledges that this Agreement and the schedules hereto require it to provide certain personal information to the Company.  Such information is being collected by the Company for the purposes of completing the Offering, which includes, without limitation, determining such Investor’s eligibility to purchase Shares under the securities laws applicable in the United States and Canada and other applicable securities laws, preparing and registering certificates representing Shares and completing filings required by any stock exchange or securities regulatory authority.  Such Investor’s personal information may be disclosed by the Company to: (i) stock exchanges or securities regulatory authorities, (ii) the Canada Revenue Agency, and (iii) any of the other parties involved in the Offering, including legal counsel and may be included in record books in connection with the Offering.  By executing this Agreement, such Investor is deemed to be consenting to the foregoing collection, use and disclosure of its personal information.  Such Investor also consents to the filing of copies or originals of any of its documents as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby.  Such Investor has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each disclosed principal.  The Company may establish and maintain a file of such Investor’s personal information for the purposes set out above, which will be accessible at 11025 Roselle Street, Suite 100, San Diego, California 92121.  Authorized employees and agents of the Company will have access to such Investor’s personal information.  Such Investor may request access to, or correction of, his or her personal information in the Company’s possession by writing to the foregoing address, to the attention of Bill Dumencu, Chief Financial Officer.

(o)            The information provided by such Investor on its Investor Signature Page of this Agreement identifying the name, address and telephone number of such Investor, and the aggregate Purchase Price of the Shares purchased by such Investors as well as the applicable Closing date and the exemption that such Investor is relying on in purchasing Shares will be disclosed to the Ontario Securities Commission, and such information is being indirectly collected by the Ontario Securities Commission under the authority granted to it under securities legislation. This information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario.  Such Investor (and for certainty, including each disclosed principal) hereby authorizes the indirect collection of such information by the Ontario Securities Commission.  In the event such Investor has any questions with respect to the indirect collection of such information by the Ontario Securities Commission, such Investor should contact the Ontario Securities Commission, Administrative Support Clerk at the Ontario Securities Commission at (416) 593-3684 or in person or writing at Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8.

(p)            Organization; Authority.  In the case of an Investor that is not a natural person, (i) such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite corporate, partnership or other power and authority to enter into this Agreement, to subscribe for and purchase Shares as contemplated herein and to carry out its obligations hereunder, and (ii) the execution and delivery of this Agreement have been duly authorized by all necessary corporate, partnership or other action on the part of such Investor.  In the case of all Investors, whether or not a natural person, this Agreement has been duly executed and delivered by such Investor and constitutes a valid and binding obligation of such Investor, enforceable against him, her or it in accordance with its terms, except as may be limited by (A) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (B) the effect of rules of law governing the availability of specific performance and other equitable remedies.

(q)            No Public Sale or Distribution.  Such Investor will be acquiring Shares, in the ordinary course of business for its account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, and such Investor covenants that it will not resell its Shares except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable U.S. federal and state securities laws or applicable statutory resale restrictions imposed by the applicable Canadian provincial and territorial securities laws and regulations of the Canadian jurisdiction in which the Investor resides and in compliance with other applicable Canadian provincial and territorial securities laws and regulations, and such Investor does not have a present arrangement to effect any distribution of Shares to or through any person or entity.

(r)             Investor Status.  On the date such Investor was offered Shares, such Investor is and will be, respectively, (i) an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act and (ii) an “accredited investor” as defined in National Instrument 45-106 Prospectus and Registration Exemptions.  Such Investor has properly completed, executed and delivered to the Company the applicable “accredited investor” certificate set forth in the schedules hereto and the information contained therein is true and correct.

(s)            Experience of Investor.  There are risks associated with the purchase of and investment in the Shares, and such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of entering into this Agreement and paying its Purchase Price and the merits and risks of the prospective investment in the Shares, and such Investor has so evaluated such merits and risks.  Such Investor understands that it must bear the economic risk of an investment in the Shares, indefinitely and is able to bear such risk and to afford a complete loss of such investment.

(t)             Access to Information.  Such Investor has reviewed the Time of Sale Information and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of this Agreement and the merits and risks of the prospective investment in the Shares, (ii) access to information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable him, her or it to evaluate the terms and conditions of this Agreement and the merits and risks of the prospective investment in the Shares and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed decision.  Other than the Time of Sale Information, such Investor has not been provided with, or received, any documents that may be construed as an “offering memorandum” under applicable Canadian Securities Laws.

(u)            No Governmental Review.  Such Investor understands that no U.S. federal or state agency, Canadian provincial or territorial securities commission or any other government or governmental agency has reviewed or passed on or made, or will pass on or make, any recommendation or endorsement of the Shares or the fairness or suitability of the prospective investment in the Shares.

(v)            Financing Activities.  The Investor understands that the Company may, from time to time after the date hereof seek additional financing which may adversely affect the interest of such Investor.

(w)           Securities Transactions.  If such Investor is a U.S. Person, it has not engaged, directly or indirectly, and no person or entity acting on behalf of or pursuant to any understanding with such Investor has engaged, in any purchases or sales of any securities of the Company since the time such Investor was first contacted by the Company, or by any other person or entity, regarding an investment in the Company, including this Agreement and the transactions contemplated herein.

(x)             Restricted Securities.  If such Investor is a U.S. Person, it understands that the Shares, will be characterized as “restricted securities” under U.S. federal securities laws inasmuch as, if issued, they will be acquired from the Company in a transaction not involving a public offering and that, under U.S. federal securities laws and applicable regulations, the Shares may be resold without registration under the Securities Act only in certain limited circumstances.  Such Investor acknowledges that all certificates representing any of the Shares will bear a restrictive legend to the foregoing effect and hereby consents to the transfer agent for the Common Stock making a notation on its records to implement the restrictions on transfer described herein.  Such Investor acknowledges that the Shares will not be qualified for distribution to the public in Canada and that such Investor will not, directly or indirectly, offer or re-sell the Shares in Canada or to any Canadian resident, or to any person or entity who is acting on behalf of a Canadian resident or to any person or entity whom it believes intends to re-offer, re-sell or deliver any of the Shares in Canada, unless permitted under applicable Canadian provincial and territorial securities laws and regulations.

(y)            No Legal, Tax or Investment Advice.  Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to him, her or it in connection with this Agreement and the transactions contemplated herein, including the prospective investment in the Shares, constitutes legal, tax or investment advice.  Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in the circumstances.  Such Investor is not relying on the Company or its counsel in this regard.

(z)             Connected and Related Issuer.  Such Investor understands that (i) the Company may be considered a “connected issuer” and/or a “related issuer” of the Canadian Placement Agent (as those terms are defined in National Instrument 33-105—Underwriting Conflicts), (ii) the Canadian Placement Agent is an Affiliate of Elias Vamvakas, the Company’s Chairman of the Board and Chief Executive Officer, (iii) the Canadian Placement Agent owns 192,480 shares of the Common Stock, representing approximately 2% of the Company’s issued and outstanding capital stock (before giving effect to the offering hereunder), (iv) the terms of the offering hereunder (including the pricing terms) were negotiated and settled by Mr. Vamvakas, on behalf of the Company, and the Canadian Placement Agent and (v) the Canadian Placement Agent will not receive any benefit in connection with the offering hereunder, other than the compensation payable to the Canadian Placement Agent pursuant to the Agency Agreement.  In addition, such Investor understands that the Company has entered into an advisory agreement with an Affiliate of the Canadian Placement Agent and of Mr. Vamvakas under which that Affiliate is providing corporate finance advisory services to the Company for remuneration.

ARTICLE III
CONDITIONS OF CLOSING AND TERMINATION

3.1            Closing Conditions in Favor of the Investors.  The obligation of each of the Investors to pay the aggregate Purchase Price for the Shares to be purchased by such Investor is subject to the satisfaction, or the waiver by such Investor, at or prior to the applicable Closing, of each of the following conditions:

(a)            Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct in all material respects as of such Closing.

(b)            Performance.  The Company shall have performed, satisfied and complied with, in all material respects, all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to such Closing.

(c)            NASDAQ and TSX Approval.  The Company shall have received all requisite approvals for such Closing from NASDAQ and the Toronto Stock Exchange.

(d)            Stockholder Approval.  The Company shall have received stockholder approval, if required by the rules of the NASDAQ Capital Market or otherwise, for the issuance of Shares at such Closing (“Stockholder Approval”).

3.2            Closing Conditions in Favor of the Company.  The entering into of this Agreement by the Company with each of the Investors, and the acceptance by the Company of such Investor’s payment for Shares, is subject to the satisfaction, or the waiver by the Company, at or prior to the applicable Closing, of each of the following conditions:

(a)            Representations and Warranties.  The representations and warranties of such Investor contained herein shall be true and correct in all material respects as of such Closing.

(b)            Accredited Investor Certificate.  Such Investor shall have completed and executed and delivered the applicable Accredited Investor Certificate.

(c)            Performance.  Such Investor shall have performed, satisfied and complied with, in all material respects, all other covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by him, her or it at or prior to such Closing.

(d)            NASDAQ and TSX Approval.  The Company shall have received all requisite approvals for such Closing from NASDAQ and the Toronto Stock Exchange.

(e)            Stockholder Approval.  The Company shall have received Stockholder Approval, if required for such Closing.

3.3            Termination.  This Agreement may be terminated and the offer, sale and issuance of the Remaining Shares and Additional Shares may be abandoned at any time prior to the Additional Closing, notwithstanding the receipt by the Company of Stockholder Approval:

(a)            by duly authorized mutual written consent executed by the Company and a Majority in Interest (as defined below);

(b)            automatically if the Additional Closing does not occur on or prior to the date that is the 90th day following the earlier of (i) the date of the Initial Closing and (ii) January 30, 2010.

For greater certainty, in accordance with the authorization and appointment in Section 1.2 of this Agreement given to the Canadian Placement Agent by the Investors resident in Canada, the Canadian Placement Agent is authorized to act for and on behalf of such Investors with respect to, or in connection with, all matters relating to this Section 3.3.  In addition, the Company hereby agrees that, upon the termination of the Agency Agreement, the obligations hereunder of all Investors resident in Canada automatically shall become null and void and each such Investor automatically shall cease to be a party hereto.

ARTICLE IV
GENERAL

4.1            Amendments; Waivers.  No provision of this Agreement may be amended or waived except in a written instrument signed, (i) in the case of an amendment, by the Company and Investors holding a majority of the number of Shares then outstanding (a “Majority in Interest”) or (ii) in the case of a waiver, by the party against whom enforcement of any such waiver is sought, provided that, in the case of waiver by or on behalf of all of the Investors, such written instrument shall be signed by Investors representing a Majority in Interest.  Notwithstanding the foregoing, Investors purchasing Additional Shares may become parties to this Agreement without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Investor by executing and delivering an Investor Signature Page.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.  For greater certainty, in accordance with the authorization and appointment in Section 1.2 of this Agreement given to the Canadian Placement Agent by the Investors resident in Canada, the Canadian Placement Agent is authorized to act for and on behalf of such Investors with respect to, or in connection with, any and all amendments to this Agreement and/or waivers of provisions hereof.

4.2            Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address referred to in this Section 4.2 prior to 6:30 p.m. (Eastern time) on a business day in the city of San Diego, California (“Business Day”), (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address referred to in this Section 4.2 on a day that is not a Business Day or later than 6:30 p.m. (Eastern time) on any Business Day, (c) the Business Day following the date of deposit with a nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The addresses, facsimile numbers and e-mail addresses for such notices and communications are those set forth on the signature pages hereof, or such other address, facsimile number or e-mail address as may be designated in writing hereafter, in the same manner, by the relevant party hereto.

4.3            Survival.  All representations and warranties and covenants herein shall survive the execution and delivery of this Agreement and the advance by each of the Investors of its Purchase Price for one year.

4.4            Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

4.5            Meaning of “Including”.  The word “including”, whenever used in this Agreement, shall be deemed to be followed by the phrase “without limitation”.

4.6            Entire Agreement.  This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such agreements and exhibits.  At or after the applicable Closing, and without further consideration, the parties hereto will make, do and execute and deliver, or cause to be made, done and executed and delivered, such further acts, deeds, assurances, documents and things as may be reasonably requested by any of the other parties hereto in order to give practical effect to the intention of the parties hereunder.

4.7            Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

4.8            No Third Party Beneficiaries.  Except as provided in the Agency Agreement and in Sections 1.2 and 2.2 of this Agreement, this Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity

4.9            Governing Law; Venue.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.10          THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY ANY OF THE PARTIES HERETO, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY OF THE OTHER PARTIES HERETO, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.

4.11          Execution.  This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or e-mail transmission), all of which when taken together shall be considered one and the same agreement.  In the event that any signature is delivered by facsimile transmission or e-mail attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or e-mail-attached signature page were an original thereof.

4.12          Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

4.13          Language.  The parties hereto confirm their express wish that this Agreement and all documents and agreement directly or indirectly relating hereto be drawn up in the English language.  Les parties reconnaissent leur volonté expresse que la présente ainsi que tous les documents et contrats s’y rattachant directement ou indirectement soient rédigés en anglais.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

OCCULOGIX, INC.

By:	/s/ William Dumencu
Name: William Dumencu
Title: Chief Financial Officer

Address for Notices:

Attention: CFO
OccuLogix, Inc.
11025 Roselle Street, Suite 100
San Diego, California 92121

(Signature Page to Securities Purchase Agreement)

Investor Signature Page

By his, her or its execution and delivery of this signature page, the Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement (the “Securities Purchase Agreement”), by and among OccuLogix, Inc., the Investors (as defined therein) and authorizes this signature page to be attached to the Securities Purchase Agreement or counterparts thereof.  If the undersigned is signing as agent for a principal (beneficial purchaser) and is not purchasing as trustee or agent for accounts fully managed by it, fill in the information regarding beneficial purchaser below.

Name of Investor:

By:
Holder Name:
Address:

Tel. No.:
Subscription Amount:

Beneficial Purchaser:

(Name of Principal)

(Principal’s Address)

(Signature Page to Securities Purchase Agreement)

SCHEDULE A

U.S. ACCREDITED INVESTOR CERTIFICATE

This Accredited Investor Certificate is being delivered to the Company pursuant to the Securities Purchase Agreement.  Capitalized terms used in this Accredited Investor Certificate, but not defined herein, have the respective meanings attributed to such terms in the Securities Purchase Agreement. Investor agrees to furnish any additional information the Company deems necessary in order to verify the information provided below.

The Investor hereby acknowledges that the Company is relying on this Accredited Investor Certificate to determine the Investor’s suitability for investment in the Loan and investment, if any, in the Securities pursuant to the Securities Purchase Agreement (collectively, the “Investment”) and hereby represents and warrants and certifies that, as of the Closing, the Investor:

Category I	☐	The Investor is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation.  In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II	☐
The Investor is a corporation, partnership, business trust or a non profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000.

Category III	☐
The Investor is an individual (not a partnership, corporation, etc.) who reasonably expects an individual income in excess of $200,000 in the current year and had an individual income in excess of $200,000 in each of the last two years (including foreign income, tax exempt income and the full amount of capital gains and losses but excluding any income of the Investor’s spouse or other family members and any unrealized capital appreciation);

Or

☐
The Investor is an individual (not a partnership, corporation, etc.) who, together with his or her spouse, reasonably expects joint income in excess of $300,000 for the current year and had joint income in excess of $300,000 in each of the last two years (including foreign income, tax exempt income and the full amount of realized capital gains and losses).

Category IV	☐	The Investor is a director or executive officer of the Company.

Category V	☐
The Investor is a bank, savings and loan association or credit union, insurance company, registered investment company, registered business development company, licensed small business investment company, or employee benefit plan within the meaning of Title 1 of ERISA whose plan fiduciary is either a bank, insurance company or registered investment advisor or whose total assets exceed $5,000,000.

Describe entity:

Category VI	☐	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

Category VII	☐
The Investor is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (a person who either alone or with his or her purchaser representative(s) has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment).  A copy of the declaration of trust or trust agreement and a representation as to the sophistication of the person directing purchases for the trust is enclosed.

Category VIII	☐	The Investor is a self directed employee benefit plan for which all persons making investment decisions are “accredited investors” within one or more of the categories described above.

Category IX	☐
The Investor is an entity in which all of the equity owners are “accredited investors” within one or more of the categories described above.  If relying upon this category alone, each equity owner must complete a separate copy of this agreement.

Describe entity:

Category X	☐	The Investor does not come within any of the Categories I – IX set forth above.

SCHEDULE B

CANADIAN ACCREDITED INVESTOR CERTIFICATE

TO:          OCCULOGIX, INC. (THE “COMPANY”)

This Accredited Investor Certificate is being delivered to the Company pursuant to the Securities Purchase Agreement.  Capitalized terms used in this Accredited Investor Certificate, but not defined herein, have the respective meanings attributed to such terms in the Securities Purchase Agreement. The undersigned agrees to furnish any additional information the Company deems necessary in order to verify the information provided below.

(A)           In connection with the purchase by the undersigned of Shares, the Investor, on its own behalf and on behalf of each disclosed principal for whom the Investor is acting (collectively, the “Subscriber”) hereby represents, warrants, covenants and certifies to the Company and acknowledges that the Company and its counsel are relying thereon) that:

1.              Subscriber is purchasing Shares as principal for its own account and not for the benefit of any other person;

2.              the Subscriber was not created or used solely to purchase or hold securities as an “accredited investor” as described in paragraph (m) below;

3.              upon execution of this Schedule B by the Subscriber, this Schedule B shall be incorporated into and form part of the Securities Purchase Agreement;

4.              Subscriber is a resident or otherwise subject to the securities laws of the Province of  ___________________________________________ and is an “accredited investor” as defined in NI 45-106 by virtue of being one of the following, as indicated by an “X” or “” mark placed in the space designated therefor:

{MARK ONE OF THE FOLLOWING CATEGORIES}

☐           (a)             a Canadian financial institution, or a Schedule III bank

☐           (b)             the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada)

☐           (c)             a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary

☐           (d)             a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer registered under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador)

☐           (e)             an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d)

☐           (f)              the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada

☐           (g)             a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec

☐           (h)             any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government

☐           (i)              a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada

☐           (j)              an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000

☐           (k)             an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year

☐           (l)              an individual who, either alone or with a spouse, has net assets of at least $5,000,000

☐           (m)            a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements

☐           (n)             an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum investment amount] and 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106

☐           (o)             an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority has issued a receipt

☐           (p)             a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be

☐           (q)             a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund

☐           (r)              a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded

☐           (s)             an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (d) or paragraph (i) in form and function

☐           (t)              a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors

☐           (u)             an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser

☐           (v)             a person that is recognized or designated by the securities regulatory authority, or, except in Ontario and Quebec, the regulator as an accredited ..

For the purposes hereof, the following definitions are included for convenience:

1)             “Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

2)             “entity” means a company, syndicate, partnership, trust or unincorporated organization;

3)             “financial assets” means cash, securities, or any a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

4)             “founder” means, in respect of an issuer, a person who, (i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and (ii) at the time of the trade is actively involved in the business of the issuer;

5)             “fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

6)             “investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429 whose business objective is making multiple investments;

7)             “mutual fund” means an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer;

8)             “non-redeemable investment fund” means an issuer,

(A)           whose primary purpose is to invest money provided by its securityholders,

(B)           that does not invest,

(i)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(ii)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(C)           that is not a mutual fund;

9)              “person” includes (i) an individual, (ii) a corporation, (iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and (iv) an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

10)            “related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets or liabilities that are secured by financial assets;

11)            “Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

12)            “spouse” means an individual who (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

13)            “subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is an affiliate of another person or company if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

In NI 45-106 a person (first person) is considered to control another person (second person) if (a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing time.  If any such representations shall not be true and accurate prior to the Closing time, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing time.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Investor has duly executed this Accredited Investor Certificate as of the Closing.

IF THE INVESTOR IS AN ENTITY:

(Name of Entity – Please Print)

By:

Name:

Title:

IF THE INVESTOR IS AN INDIVIDUAL:

(Name – Please Print)

(Signature)

(Address)

(Telephone)

(Facsimile)

(E-Mail)

SCHEDULE C

TRUST ACCOUNT WIRE INSTRUCTIONS

WIRES IN

ACCOUNT NAME:

THE BANK:

ACCOUNT NUMBER:

ABA/TRANSIT NUMBER:

INTERNATIONAL WIRES

SWIFT CODE:

BANK TELEX NUMBER:

REFERENCE:

(THIS IS MANDATORY FOR ALL WIRES)

Note

**It is CRITICAL that REFERENCE be provided so that wires may be easily identified when received.

**PLEASE DO NOT DEPOSIT CHECKS TO THE WSGR TRUST ACCOUNT AT ANY BANK BRANCH.  These funds will not be brought to WSGR's attention and will have to be HELD for a minimum of 7-10 working days while an inquiry is made at the bank for deposit detail.  HELD funds WILL NOT be disbursable.